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                            AMENDMENT TO LOAN AGREEMENT


BORROWER:      FUTURE MEDIA PRODUCTIONS, INC.
ADDRESS:       25136 ANZA DRIVE
               VALENCIA, CALIFORNIA  91355

DATE:          APRIL 29, 1998

     THIS AMENDMENT TO LOAN AGREEMENT is entered into between GREYROCK BUSINESS CREDIT, a Division of NationsCredit Commercial Corporation ("GBC"), whose address is 10880 Wilshire Blvd., Suite 950, Los Angeles, CA 90024 and the borrower named above ("Borrower").

     The Parties agree to amend the Loan and Security Agreement between them, dated February 26, 1997 (as amended, the "Loan Agreement"), as follows, effective on the date hereof. (This Amendment, the Loan Agreement, any prior written amendments to said agreements signed by GBC and the Borrower, and all other written documents and agreements between GBC and the Borrower are referred to herein collectively as the "Loan Documents". Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

     1. INCREASE CREDIT LIMIT. Section 1(1) of the Schedule, which presently reads as follows:

          "(1) $12,000,000  at any one time outstanding; or"

is amended to read as follows:

          "(1) $20,000,000  at any one time outstanding; or"

     2. INCREASE IN ADDITIONAL REVOLVING LOAN. Section 1(2)(ii) of the Schedule, which presently reads as follows:

          "(ii) ADDITIONAL REVOLVING LOANS. The unpaid principal balance of additional revolving Loans (the 'Additional Revolving Loans'); provided that the unpaid principal balance of the Additional Revolving Loans shall not exceed the following (the 'Additional Revolving Loan Limit'): the sum of $6,500,000, effective on the date hereof, reducing by $217,000 on March 31, 1997 and by $217,000 on the last day of each succeeding month, until the earlier of (i) the date this Agreement terminates or is terminated, or (ii) August 31, 1999. At the earlier of said dates the Additional Revolving Loan Limit shall be reduced to zero, and after said date no further Additional Revolving Loans will be made."


                                         -1-
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is amended to read as follows:

          "(ii) Additional REVOLVING LOANS. The unpaid principal balance of additional revolving Loans (the 'Additional Revolving Loans'); provided that the unpaid principal balance of the Additional Revolving Loans shall not exceed the following (the 'Additional Revolving Loan Limit'): the sum of $15,000,000, effective on April 29, 1998, reducing by $312,500 on June 30, 1998 and by $312,500 on the last day of each succeeding month, until the earlier of (i) the date this Agreement terminates or is terminated, or (ii) the fourth anniversary of the date hereof.
          At the earlier of said dates the Additional Revolving Loan Limit shall be reduced to zero, and after said date no further Additional Revolving Loans will be made."

     3. EXTENSION. The Maturity Date, "April 30, 1998", set forth in the Schedule to the Loan Agreement, is hereby amended by replacing said date with the date "May 31, 1999".

     4. CREDIT BALANCE. To the extent GBC at any time or from time to time is holding collected funds of the Borrower, which are not to be applied to the Obligations under the Loan Agreement or other Loan Documents, GBC agrees to pay Borrower interest on such funds at a rate equal to the Prime Rate minus 2% per annum, which interest shall be credited to Borrower's account monthly for each month as of the first day of the following month. GBC shall have the right, in its discretion to pay any such collected funds to Borrower at any time.

     5. DIVIDENDS. Without limiting any of the covenants or provisions in the Loan Agreement, without GBC's prior written consent, Borrower shall not pay or declare, directly or indirectly, any dividends on Borrower's stock (except for (i) dividends payable solely in stock of Borrower and (ii) dividends to Borrower's shareholders, in an amount not greater than the amount of the federal income tax payable by them as a result of their being taxed on all or a portion of the Borrower's net income, by reason of the fact that the Borrower is a Subchapter S corporation for federal income tax purposes, provided that no such dividend shall be paid if, at the time it is to be paid and after giving effect thereto, an Event of Default, or an event which, with notice or passage of time or both, would constitute an Event of Default has occurred), and Borrower shall not make any other payments, distributions, or transfers of assets, of any kind or description, directly or indirectly, for any reason or in any transaction, to any shareholders of Borrower, or any Affiliates of such shareholders, except for payment of reasonable salaries in the ordinary course of business to shareholders of Borrower who are full-time employees of Borrower.

     6. REPRESENTATIONS TRUE. Borrower represents and warrants to GBC that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

     7. GENERAL PROVISIONS. This Amendment, the Loan Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

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 BORROWER:                               GBC:

 FUTURE MEDIA PRODUCTIONS, INC.          GREYROCK BUSINESS CREDIT,
                                         A DIVISION OF NATIONSCREDIT COMMERCIAL
                                         CORPORATION
 BY /s/ ALEX SANDEL
   -----------------------------
      PRESIDENT OR VICE PRESIDENT        BY /s/ {Illegible}
                                           -----------------------------
                                         TITLE
                                              --------------------------
 BY /s/ DAWN DODSON
   -------------------------------
      SECRETARY OR ASS'T SECRETARY



                                      CONSENT

     The undersigned, guarantors, acknowledge that their consent to the foregoing Agreement is not required, but the undersigned nevertheless do hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guarantees of the undersigned, all of which are hereby ratified and affirmed. This Consent may be executed in counterparts. The signatures of the undersigned shall be fully effective even if other persons named below fail to sign this Consent.

/s/ ALEX SANDEL                          /s/ BENY ALAGEM
--------------------------------         ---------------------------------
 Alex Sandel                             Beny Alagem


/s/ JASON BARZILAY
--------------------------------
 Jason Barzilay